Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
5.	Commitments and Contingencies

Operating Lease

The Company leases its headquarters with its main offices and laboratory facilities in South San Francisco under a sublease agreement that ends in April 2019. The Company also has laboratory facilities in Milpitas under an agreement that ends in January 2022. In June 2018, the Company signed a lease agreement to lease approximately 105,000 square feet in new office and laboratory space in South San Francisco that will be the new headquarters when the current lease ends in April 2019. In connection with the lease, the Company entered into a letter of credit arrangement in the amount of $1.5 million as collateral for the lease, which is classified as restricted cash on the consolidated balance sheets. The lease is over a ten-year term with an option to renew for a period of ten years. Rent increases, including the impact of a rent holiday, were recognized as deferred rent, which is included in other liabilities in the accompanying consolidated balance sheets. Rent expense is recognized on a straight-line basis over the term of the original lease.

The following are minimum future rental payments owed under the Company’s operating leases as of December 31, 2018:

(In thousands)
2019	$3,231
2020	6,882
2021	7,122
2022	7,146
2023 and thereafter	50,522

Total	$74,903

Rent expense for the years ended December 31, 2018, 2017, and 2016, was $1.1 million, $1.1 million, and $0.6 million, respectively.